Exhibit 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2019, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Banks party hereto (the “Consenting Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto from time to time (the “Banks”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 14, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);
WHEREAS, upon the consummation of the Epsilon Transaction, the Guaranty of the Guaranteed Obligations by each of Epsilon Data Management LLC, Aspen Marketing Services LLC, Commission Junction LLC and Conversant LLC was terminated, and each such Person ceased to be Guarantor and was released from its duties and obligations under the Existing Credit Agreement;
WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Banks have agreed, to certain amendments to the Existing Credit Agreement as more specifically set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.     Amendments to Existing Credit Agreement.  Effective as of the Fourth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows:
(a) Article 1 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the London Interbank Offered Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the London Interbank Offered Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the London Interbank Offered Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the London Interbank Offered Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent (in consultation with the Borrower) decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the London Interbank Offered Rate:
(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the London Interbank Offered Rate permanently or indefinitely ceases to provide the London Interbank Offered Rate; and
(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the London Interbank Offered Rate:
(a) a public statement or publication of information by or on behalf of the administrator of the London Interbank Offered Rate announcing that such administrator has ceased or will cease to provide the London Interbank Offered Rate, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the London Interbank Offered Rate;
(b) a public statement or publication of information by the regulatory supervisor for the administrator of the London Interbank Offered Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the London Interbank Offered Rate, a resolution authority with jurisdiction over the administrator for the London Interbank Offered Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the London Interbank Offered Rate, which states that the administrator of the London Interbank Offered Rate has ceased or will cease to provide the London Interbank Offered Rate permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the London Interbank Offered Rate; or
(c) a public statement or publication of information by the regulatory supervisor for the administrator of the London Interbank Offered Rate announcing that the London Interbank Offered Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Banks, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Banks) and the Banks.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the London Interbank Offered Rate and solely to the extent that the London Interbank Offered Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the London Interbank Offered Rate for all purposes hereunder in accordance with Section 8.8 and (b) ending at the time that a Benchmark Replacement has replaced the London Interbank Offered Rate for all purposes hereunder pursuant to Section 8.8.
“Consolidated Tangible Net Worth” means, as of any date of determination, stockholders’ equity of the Borrower minus the sum of intangible assets (net) and goodwill, in each case as those items appear on the consolidated balance sheet of the Borrower on such date, all as determined in accordance with GAAP.
“Early Opt-in Election” means the occurrence of:
(a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Banks to the Administrative Agent (with a copy to the Borrower) that the Required Banks have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 8.8 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the London Interbank Offered Rate, and
(b) (i) the election by the Administrative Agent or (ii) the election by the Required Banks to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the

Borrower and the Banks or by the Required Banks of written notice of such election to the Administrative Agent (with a copy to the Borrower).
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Fourth Amendment” means the Fourth Amendment to Amended and Restated Credit Agreement, dated as of December 20, 2019.
“Fourth Amendment Effective Date” means December 20, 2019.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Triggering Event” means, on any date of determination following the Fourth Amendment Effective Date, the occurrence of both of the following conditions: (a) the consummation of a sale, lease or other transfer by the Borrower and its Subsidiaries of assets in reliance solely on the exception set forth in Section 5.7(d)(i) for total consideration in excess of $200,000,000 during the most recently ended fiscal quarter prior to such date, and (b) for the four fiscal quarters most recently ended on or prior to such date, consolidated total revenues from the Borrower’s “card services segment” for such period having exceeded 90% of consolidated total revenues of the Borrower and its Consolidated Subsidiaries for such period, calculated on a pro forma basis as if all such sales, leases or other transfers of assets set forth in clause (a) above during such period had occurred on the first day of such period.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
(b) The definition of “Comenity Bank” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Comenity Bank” means, collectively, Comenity Bank, a Delaware state-chartered bank indirectly wholly-owned by the Borrower, and Comenity Capital Bank, a Utah industrial bank indirectly wholly-owned by the Borrower, in each case, including their successors and assigns.
(c) The last paragraph in the definition of “London Interbank Offered Rate” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, (x) in no event shall the London Interbank Offered Rate be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 8.8, in the event that a Benchmark Replacement with respect to the London Interbank Offered Rate is implemented then all references herein to the London Interbank Offered Rate shall be deemed references to such Benchmark Replacement.”
(d) The definition of “Maturity Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Maturity Date” means December 31, 2022.”
(e) Article 1 of the Existing Credit Agreement is hereby amended by adding the following new Section 1.5 thereto and in connection therewith the table of contents shall be amended to include a reference to “SECTION 1.5 Rates”:
“SECTION 1.5 Rates.  The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “London Interbank Offered Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.”
(f) Section 2.5(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) Term Loans.  The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Bank the then unpaid principal amount of the Term Loan (excluding any Incremental Term Loan, which Incremental Term Loans shall be governed by the applicable Incremental Amendment) of such Bank in consecutive quarterly installments payable on the last Business Day of each of March, June, September and December (commencing March 31, 2020), with each such installment being an aggregate principal amount for all Banks equal to the aggregate outstanding principal amount of the Term Loans on the Fourth Amendment Effective Date (after giving effect to the prepayment made on such date pursuant to the Fourth Amendment) times 1.25% per quarter, as the amounts of individual installments may be adjusted pursuant to Section 2.10 (and, if applicable, as may be required pursuant to Article 6 or Section 2.18); provided that to the extent not previously paid (A) the aggregate unpaid principal balance of the Non-Extended Term Loans shall be due and payable on the Maturity Date, (B) the aggregate unpaid principal balance of the Extended Term Loans shall be due and payable as provided in Section 2.5(c) and (C) the aggregate unpaid principal balance of any Incremental Term Loans shall be due and payable as set forth in the applicable Incremental Amendment.”
(g) Section 5.1(n) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(n) [Reserved]”

(h) Article 5 of the Existing Credit Agreement is hereby amended by adding the following new Section 5.13A thereto immediately following Section 5.13 and in connection therewith the table of contents shall be amended to include a reference to “SECTION 5.13A Minimum Consolidated Tangible Net Worth”:
 “SECTION 5.13A Minimum Consolidated Tangible Net Worth.  At all times following the first occurrence of a Triggering Event, the Borrower will not permit Consolidated Tangible Net Worth to be less than (a) 70% of Consolidated Tangible Net Worth as of the end of the fiscal quarter ended immediately prior to such Triggering Event for which financial statements have been provided pursuant to Section 5.1(a) or (b), as applicable, calculated after giving pro forma effect to the sale, lease or other transfer that gave rise to such Triggering Event as if such transaction had occurred on the first day of the period described in clause (b) of the definition of “Triggering Event”, plus (b) 50% of cumulative net income of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP for each fiscal quarter commencing with the fiscal quarter most recently ended subsequent to the fiscal quarter during which such Triggering Event occurred (excluding any fiscal quarter in which net income of the Borrower and its Consolidated Subsidiaries is negative), plus (c) 50% of the aggregate net cash proceeds received by the Borrower in consideration for the issuance of Capital Stock of the Borrower (other than issuances to (i) any Subsidiary or (ii) any current or former director, officer or employee, or estate, heir or family member thereof, or otherwise in connection with an employee benefit plan or similar arrangement) on or after such Triggering Event.”
(i) Article 8 of the Existing Credit Agreement is hereby amended by adding the following new Section 8.8 thereto immediately following Section 8.7 and in connection therewith the table of contents shall be amended to include a reference to “SECTION 8.8 Effect of Benchmark Transition Event”:
“SECTION 8.8 Effect of Benchmark Transition Event.
(a) Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the London Interbank Offered Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Banks and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Banks comprising the Required Banks. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Banks comprising the Required Banks have delivered to the Administrative Agent written notice that such Required Banks accept such amendment. No replacement of the London Interbank Offered Rate with a Benchmark Replacement pursuant to this Section 8.8 will occur prior to the applicable Benchmark Transition Start Date.
(b) Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, the Administrative Agent (in consultation with the Borrower) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement

Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c) Notices; Standards for Decisions and Determinations.  The Administrative Agent will promptly notify the Borrower and the Banks of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or Banks pursuant to this Section 8.8, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 8.8.
(d) Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Euro-Dollar Loan of, conversion to or continuation of Euro-Dollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans.  During any Benchmark Unavailability Period, the component of the Base Rate based upon the London Interbank Offered Rate will not be used in any determination of the Base Rate.”
(j) Section 10.5 of the Existing Credit Agreement is hereby amended by adding the following new paragraph at the end of such Section:
“Notwithstanding anything to the contrary in this Agreement, the Administrative Agent and, if applicable, the Borrower may, without the consent of any Bank, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 8.8 in accordance with the terms of Section 8.8.”
(k) Article 10 of the Existing Credit Agreement is hereby amended by adding the following new Section 10.19 thereto and in connection therewith the table of contents shall be amended to include a reference to “SECTION 10.19 Acknowledgment Regarding Any Supported QFCs”:
“SECTION 10.19 Acknowledgment Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Bank shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 10.19, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)   a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
(l) Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Schedule I attached hereto.
SECTION 2.     Reduction in Revolving Credit Commitments.  Effective as of the Fourth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of the Banks is hereby reduced to $750,000,000.00.  The Consenting Banks hereby agree that such reduction may be applied on a non-pro rata basis to reduce the Revolving Credit Commitments of each Bank that is not a

Consenting Bank (each, a “Non-Consenting Bank”) in full, with the remaining reduction to be applied to reduce the Revolving Credit Commitment of each Consenting Bank holding a Revolving Credit Commitment as of the Fourth Amendment Effective Date such that the Revolving Credit Commitment of each Bank on the Fourth Amendment Effective Date (after giving effect to the reduction in the Revolving Credit Commitments set forth above) shall be as set forth on Schedule I attached hereto.
SECTION 3.     Prepayment of Term Loans.  In connection with the effectiveness of this Amendment, the Borrower may, in its sole and absolute discretion, elect to issue senior unsecured notes (the “Senior Note Issuance”).  If the Borrower consummates the Senior Note Issuance prior to or contemporaneously with the Fourth Amendment Effective Date, the Borrower will prepay the outstanding principal amount of the Term Loans to $2,028,800,000.  The Consenting Banks hereby agree that the net cash proceeds from the Senior Note Issuance may be applied on a non-pro rata basis to prepay the outstanding Term Loans and Revolving Loans of the Non-Consenting Banks in full, with the remaining net cash proceeds to be applied to prepay Term Loans each Consenting Bank such that the outstanding principal amount of the Term Loans of each Bank on the Fourth Amendment Effective Date (after giving effect to any prepayment of the Term Loans with the proceeds of the Senior Notes Issuance or otherwise prior to or contemporaneously with the Fourth Amendment Effective Date) shall be as set forth on Schedule I attached hereto.
SECTION 4.     Extension of Maturity Date.
(a) Pursuant to Section 2.18 of the Existing Credit Agreement, each Consenting Bank hereby agrees to extend the Maturity Date with respect to (i) the Revolving Credit Commitment of such Consenting Bank and (ii) the outstanding Term Loans of such Consenting Bank (each, an “Extended Term Loan”), in each case as provided herein.
(b) The Extended Term Loans shall be required to be repaid as provided in Section 2.5(b) of the Credit Agreement; provided that to the extent not previously paid, the aggregate unpaid principal balances of the Extended Term Loans shall be due and payable on the Maturity Date.
(c) On the Fourth Amendment Effective Date, the Revolving Credit Commitment, Revolving Credit Exposure and outstanding Term Loans of each Non-Consenting Bank shall be repaid in full and terminated, and each Non-Consenting Bank shall cease to be a Bank for all purposes of the Loan Documents (but shall retain all rights, including in respect of indemnity and reimbursement, which by their express terms would survive the expiration or termination of the Commitments and the termination of the Existing Credit Agreement).
SECTION 5.     Fourth Amendment Effective Date Conditions.  This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Fourth Amendment Effective Date”):
(a) The Administrative Agent’s receipt of this Amendment, duly executed by an authorized officer of each signing Credit Party, the Consenting Banks (which shall, after giving effect to this Amendment, constitute all of the Banks) and the Administrative Agent.
(b) The fact that immediately prior to and after giving effect to this Amendment, no Default has occurred and is continuing.
(c) The fact that the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) immediately prior to and after giving effect to this Amendment (other than representations and warranties that relate to a specific date, which shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such date).
(d) If the Borrower has consummated the Senior Note Issuance, the Borrower shall have prepaid the Term Loans with the net cash proceeds from the issuance of the Senior Note Issuance pursuant to Section 3.
(e) The Administrative Agent shall have received, in form and substance reasonably satisfactory thereto, all documents the Administrative Agent may reasonably request relating to the corporate authority and incumbency of each Credit Party.
(f) Payment by the Borrower to the Administrative Agent for the account of each Consenting Bank of upfront fees previously agreed to between the Borrower and the Administrative Agent.
(g) Payment of all fees to the Arrangers required to be paid in connection with this Amendment.
SECTION 6.     Acknowledgement and Confirmation.  Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis.
SECTION 7.     Limited Effect.  Except as provided herein, the Existing Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Credit Document other than as set forth herein, (b) to prejudice any right or rights that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, other than as set forth herein, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Banks or the Administrative Agent, or any of them, under or with respect to any such documents.
SECTION 8.     Costs and Expenses.  The Borrower hereby reconfirms its obligations pursuant to Section 10.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 9.     Representations and Warranties. To induce the Administrative Agent and the Consenting Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Consenting Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately after giving effect to this Amendment, no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent and the Consenting Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.
SECTION 10.     Reference to and Effect on the Credit Agreement and the Credit Documents.
(a) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b) Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  Except as provided herein, the execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document. This Amendment is a Credit Document and is subject to the terms and conditions of the Credit Agreement.
SECTION 11.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 12.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereto.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALLIANCE DATA SYSTEMS CORPORATION, as Borrower

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:    Senior Vice President and Treasurer

ADS ALLIANCE DATA SYSTEMS, INC., as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:    Senior Vice President and Treasurer
ALLIANCE DATA FOREIGN HOLDINGS, INC., as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:    Treasurer
ADS FOREIGN HOLDINGS, INC., as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:    Treasurer
COMENITY LLC, as Guarantor

By:  /s/ Jeffrey L. Fair
Name:  Jeffrey L. Fair
Title:    Vice President, Tax
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

COMENITY SERVICING LLC, as Guarantor

By:  /s/ Jeffrey L. Fair
Name:  Jeffrey L. Fair
Title:    Vice President, Tax
ALLIANCE DATA INTERNATIONAL LLC, as Guarantor
By: ALLIANCE DATA FOREIGN HOLDINGS, INC., its sole member

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:    Treasurer
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Bank
By:  /s/ Justin Arena
Name:  Justin Arena
Title:    Managing Director
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Bank

By:  /s/ Casey Richardson
Name:  Casey Richardson
Title:    Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

MUFG BANK, LTD., as a Bank

By:  /s/ Matthew Antioco
Name:  Matthew Antioco
Title:    Director
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Bank

By:  /s/ Christine Lathrop
Name:  Christine Lathrop
Title:    Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Bank

By:  /s/ Donna DeMagistris
Name:  Donna DeMagistris
Title:    Authorized Signatory
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

TRUIST BANK, AS SUCCESSOR BY MERGER TO SUNTRUST BANK, as a Bank

By:  /s/ Justin Lien
Name:  Justin Lien
Title:    Director
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Bank

By:  /s/ Matthew Lewis
Name:  Matthew Lewis
Title:    Director
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Bank

By:  /s/ Sunny Yang
Name:  Sunny Yang
Title:    Director
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Bank

By:  /s/ Ade Adedeji
Name:  Ade Adedeji
Title:    Director

By:  /s/ Brendan Heneghan
Name:  Brendan Heneghan
Title:    Director

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Bank

By:  /s/ Allan Kortan
Name:  Allan Kortan
Title:    Authorized Signatory
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:  /s/ Michael Maguire
Name:  Michael Maguire
Title:    Executive Director
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION, as a Bank

By:  /s/ Douglas M. Kennedy
Name:  Douglas M. Kennedy
Title:    Senior Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Bank

By:  /s/ Andrew R. Campbell
Name:  Andrew R. Campbell
Title:    Authorized Signatory

By:  /s/ Melissa E. Brown
Name:  Melissa E. Brown
Title:    Authorized Signatory

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Bank

By:  /s/ Stephen Johnson
Name:  Stephen Johnson
Title:    Managing Director

By:  /s/ Miriam Trautmann
Name:  Miriam Trautmann
Title:    Senior Vice President

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Bank

By:  /s/ James Cribbet
Name:  James Cribbet
Title:    SVP
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Bank

By:  /s/ Stephanie Herndon
Name:  Stephanie Herndon
Title:    Assistant Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. BANK, NATIONAL ASSOCIATION, as a Bank

By:  /s/ Callen M. Strunk
Name:  Callen M. Strunk
Title:    Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

RAYMOND JAMES BANK, N.A., as a Bank

By:  /s/ Joseph A. Ciccolini
Name:  Joseph A. Ciccolini
Title:    Senior Vice President – Corporate Banking

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By:  /s/ Ming K. Chu
Name:  Ming K. Chu
Title:    Director

By:  /s/ Annie Chung
Name:  Annie Chung
Title:    Director

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

SYNOVUS BANK, as a Bank

By:  /s/ Robert Haley
Name:  Robert Haley
Title:    Corporate Banker
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as a Bank

By:  /s/ Will Hicks
Name:  Will Hicks
Title:    Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

MORGAN STANLEY SENIOR FUNDING, INC., as a Bank

By:  /s/ Alysha Salinger
Name:  Alysha Salinger
Title:    Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

ASSOCIATED BANK, N.A., as a Bank

By:  /s/ Dean Rosencrans
Name:  Dean Rosencrans
Title:    Senior Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

THE HUNTINGTON NATIONAL BANK, as a Bank

By:  /s/ Dan Swanson
Name:  Dan Swanson
Title:    Vice President

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Bank

By:  /s/ Marina Donskaya
Name:  Marina Donskaya
Title:    Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

CADENCE BANK, N.A., as a Bank

By:  /s/ Todd Cornelius
Name:  Todd Cornelius
Title:    EVP
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

LAND BANK OF TAIWAN LOS ANGELES BRANCH, as a Bank

By:  /s/ Kuang Wei Chang
Name:  Kuang Wei Chang
Title:    V.P. & General Manager
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

TAIWAN COOPERATIVE BANK LTD., ACTING THROUGH ITS NEW YORK BRANCH, as a Bank

By:  /s/ Li Hua Huang
Name:  Li Hua Huang
Title:    SVP & General Manager
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

BANCO DE SABADELL, S.A., MIAMI BRANCH, as a Bank

By:  /s/ Ignacio Alcaraz
Name:  Ignacio Alcaraz
Title:    Head of Structured Finance Americas
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

TAIWAN BUSINESS BANK LTD – NEW YORK BRANCH, as a Bank

By:  /s/ Melissa Cheng
Name:  Melissa Cheng
Title:    Deputy General Manager
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

FIRST HAWAIIAN BANK, as a Bank

By:  /s/ Todd T. Nitta
Name:  Todd T. Nitta
Title:    Senior Vice President
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Bank

By:  /s/ Wan-Chin Chang
Name:  Wan-Chin Chang
Title:    VP & General Manager

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

HUA NAN COMMERCIAL BANK LTD. LOS ANGELES, as a Bank

By:  /s/ Gray Hsu
Name:  Gray Hsu
Title:    V.P. & General Manager
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

VIRTUS SEIX FLOATING RATE HIGH INCOME FUND,
By: Seix Investment Advisors LLC, as Subadviser

By:  /s/ Deirdre A. Dillon, Esq.
Name:  Deirdre A. Dillon, Esq.
Title:    Chief Compliance Officer

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

FIRST NATIONAL BANK OF OMAHA, as a Bank

By:  /s/ Dale Ervin
Name:  Dale Ervin
Title:    Senior Advisor
Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

MIDFIRST BANK, as a Bank

By:  /s/ Tim Daniels
Name:  Tim Daniels
Title:    Managing Director

Alliance Data Systems Corporation
Fourth Amendment to Amended and Restated Credit Agreement
Signature Page

SCHEDULE I

TERM LOANS AND REVOLVING CREDIT COMMITMENTS
(as of the Fourth Amendment Effective Date)

BANK	OUTSTANDING TERM LOANS	REVOLVING CREDIT COMMITMENT
Wells Fargo Bank, National Association	$128,261,391.37	$48,325,657.26
Bank of America, N.A.	128,261,391.25	48,325,657.27
MUFG Bank, Ltd.	128,261,391.25	48,325,657.27
JPMorgan Chase Bank, N.A.	109,129,155.07	44,041,450.78
Mizuho Bank, Ltd.	109,129,155.07	44,041,450.78
Truist Bank	109,129,155.07	44,041,450.78
Fifth Third Bank, National Association	100,570,005.66	49,222,797.94
The Bank of Nova Scotia	100,570,005.66	40,587,219.34
BNP Paribas	100,570,005.66	40,587,219.34
Royal Bank of Canada	100,570,005.66	40,587,219.34
Sumitomo Mitsui Banking Corporation	100,570,005.66	40,587,219.34
Citizens Bank, National Association	98,620,618.15	25,906,735.75
Canadian Imperial Bank of Commerce, New York Agency	85,591,494.20	34,542,314.33
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	64,193,620.64	25,906,735.75
Keybank National Association	50,775,919.04	25,906,735.75
Regions Bank	53,494,683.88	21,588,946.46
U.S. Bank National Association	53,494,683.88	21,588,946.46
Raymond James Bank, N.A.	75,000,000.00	0.00
Deutsche Bank AG, New York Branch	33,544,253.99	23,848,589.52
Synovus Bank	50,000,000.00	0.00
The Northern Trust Company	32,096,810.32	12,953,367.88
Morgan Stanley Senior Funding, Inc.	25,140,876.55	17,271,157.17
Associated Bank, N.A.	38,500,000.00	0.00
The Huntington National Bank	25,677,448.27	10,362,694.30
Citibank, N.A.	0.00	34,542,314.33
Cadence Bank, N.A.	12,838,724.11	5,181,347.15
Land Bank of Taiwan Los Angeles Branch	16,772,126.99	0.00
Taiwan Cooperative Bank Ltd. – New York Branch	16,772,126.99	0.00
Banco de Sabadell, S.A. – Miami Branch	15,000,000.00	0.00
Taiwan Business Bank New York	13,417,701.60	0.00
First Hawaiian Bank	10,190,659.43	0.00
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	10,063,276.20	0.00
Hua Nan Commercial Bank Ltd., Los Angeles	10,063,276.20	0.00
SEIX Investment Advisors LLC	9,168,196.62	0.00
First National Bank of Omaha	6,568,062.60	1,727,115.71
Midfirst Bank	6,793,772.96	0.00
TOTAL	$2,028,800,000.00	$750,000,000.00